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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 27, 2005

                        SERVICE CORPORATION INTERNATIONAL
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             (Exact name of registrant as specified in its charter)

                 Texas                   1-6402-1            74-1488375
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     (State or other jurisdiction      (Commission        (I.R.S. Employer
           of incorporation)           File Number)      Identification No.)

         1929 Allen Parkway  Houston, Texas                      77019
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      (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (713) 522-5141


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 27, 2005, Service Corporation International issued a press release announcing the filing of its second quarter form 10-Q and confirming its financial results for the second quarter of 2005. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

   (c)  Exhibit

        99.1 Press Release dated October 27, 2005 reporting second quarter 2005 financial results.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2005                       SERVICE CORPORATION INTERNATIONAL

                                              By:    /s/ Eric D. Tanzberger
                                                     ---------------------------
                                              Name:  Eric D. Tanzberger
                                              Title: Vice President and
                                                     Corporate Controller